Exhibit 99.1

Report of Independent Accountants on Applying Agreed-Upon Procedures

Noah Hogan
Chief Financial Officer
RAC Asset Holdings, LLC
6775 Lenox Center Ct., Suite 100
Memphis, TN 38115

Dear Mr. Hogan:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by RAC Asset Holdings, LLC, on behalf of itself and RAC Servicer, LLC (together, the “Responsible Party” or “Company”), and Credit Suisse Securities (USA) LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing the agreed-upon procedures described below relating to the accuracy of certain attributes of the collateral assets (the “Collateral Assets”) subject to the potential issuance of asset backed notes by ACC Trust 2019-1 (the “Transaction”). The Company is responsible for the accuracy of the attributes of the Collateral Assets. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 200 leases (the “Sample Leases”). As instructed by the Responsible Party, we selected the sample randomly from the Collateral Assets Listing (as defined below) provided by the Company, which the Responsible Party represents is as of December 31, 2018 and is the proposed initial collateral pool of assets for the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017-6204 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures
ACC Trust 2019-1
February 11, 2019

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party,
•
The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed; and

•	The final collateral pool that is used for the Transaction.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Procedures Performed

I.	Data, Information and Documents Provided

The Company provided the following data, information, and documents related to the Sample Leases as of December 31, 2018.

A.
An Excel file containing a preliminary listing of Collateral Assets which the Company instructed PwC to use for the purpose of selecting a random sample (the “Collateral Assets Listing”), provided on January 22, 2019.

B.
An Excel data file containing certain data fields for the Sample Leases which the Company represents is from the Company’s lease system as of December 31, 2018 (the “Sample Leases Extract File”), provided on January 25, 2019.

C.	Excel files which contained screenshots from the Company’s lease system, which the Company represents were as of the December 31, 2018 (the "Lease Files"), provided on January 29, 2019.

D.
An Excel data file containing certain data fields for the Sample Leases which the Company represents contains all of the same information included in the Sample Leases Extract File with an additional field named “Correct DQ” that was appended to the Sample Leases Extract File (the “Revised Sample Leases Extract File”), provided on February 4, 2019.

E.	Instructions related to interpretation of the Lease Files and calculation logic for the calculation of certain attributes (the “Instruction File”).

The data, information and documents listed above and provided by the Company are collectively referred to as the "Data, Information, and Documents".

Report of Independent Accountants on Applying Agreed-Upon Procedures
ACC Trust 2019-1
February 11, 2019

II.	Procedures Performed

Using the Instruction File, we performed the following agreed-upon procedures on the Sample Leases. For purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding will be deemed to be in agreement. In the event that a Lease File was not clear, data is missing, or there is a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions. We reported exceptions in Exhibit I.

A.	For each Sample Lease, we compared and agree the items listed below as set forth in the Sample Leases Extract File to the respective information contained in the Lease Files (except as noted below):

1. Car VIN
2. Loan Date
3. Base Payment
4. First Payment Date
5. Original Term
6. Residual
7. Year
8. Car Make
9. Car Model
10. Credit Score
11. State
12. Payment Type

For Sample Lease 199, the Lease Files contained a servicing system screenshot which did not display information for the following attributes: “Car VIN,” “Year,” “Car Make,” and “Car Model.”  The Company provided a revised servicing system screenshot containing these attributes on February 5, 2019, and instructed PwC to utilize this information for the purposes of this procedure.

B.
For each Sample Lease, we compared and agreed the items listed below as set forth in the Revised Sample Leases Extract File (using field “Correct DQ”) to the respective information contained in the Lease Files:

1. Delinquency

The Company represents that the “Delinquency” field contained within the Sample Leases Extract File reflected the mid-day delinquency status on December 31, 2018 instead of the end of day delinquency status displayed in the Lease Files; and the “Correct DQ” field included in the Revised Sample Leases Extract File represents the December 31, 2018 end of day delinquency status.

C.
For each Sample Lease, we recomputed the following items using the Instruction File and the data in the Lease File, and agreed our results to the items listed below as set forth in the Sample Leases Extract File.

1. Credit Score Type (Tier)
2. Number of pymts remaining

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of certain attributes of the Collateral Assets. Accordingly, we do

Report of Independent Accountants on Applying Agreed-Upon Procedures
ACC Trust 2019-1
February 11, 2019

not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 11, 2019

Report of Independent Accountants on Applying Agreed-Upon Procedures
ACC Trust 2019-1
February 11, 2019

Exhibit I

Exceptions

Sample Lease	Procedure	Sample Leases Extract File	PwC Recomputed Value
39	C.1. Credit Score Type (Tier)	B	A
164	C.1. Credit Score Type (Tier)	B	C